Exhibit 10.1

Execution Version

HEALTHCARE CAPITAL SPONSOR LLC

301 North Market Street

Suite 1414

Wilmington, DE 19801

February 17, 2022

Healthcare Capital Corp. 301 North Market Street Suite 1414 Wilmington, DE 19801 Attention: William Johns, CEO Email: wjohns@healthccc.com
Alpha Tau Medical Ltd. Kiryat HaMada St 5 Jerusalem, 9777605, Israel Attention: Uzi Sofer, CEO Email: uzi@alphataumedical.com

Re: Amendment to Sponsor Support Agreement

Ladies and Gentlemen:

Reference is made to that certain letter agreement, dated July 17, 2021 (the “Sponsor Support Agreement”), by and among, Healthcare Capital Corp., a Delaware corporation (“SPAC”), Alpha Tau Medical Ltd., a company organized under the laws of the State of Israel (the “Company”), Healthcare Capital Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and the undersigned individuals, each of whom is a member of SPAC’s board of directors or management team (each, an “Insider” and collectively, the “Insiders”). Any term used but not defined in this letter agreement (this “Amendment”) will have the meaning ascribed to such term in the Sponsor Support Agreement or, if such term is not defined in the Sponsor Support Agreement, in the Merger Agreement defined therein.

Section 13 of the Sponsor Support Agreement provides that it may only be changed, amended, modified or waived by a written instrument executed by SPAC, the Company and the other parties charged with such change, amendment, modification or waiver.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SPAC, the Company and the other parties charged with such change, amendment, modification or waiver hereby agree as follows:

1.	Amendments to Sponsor Support Agreement. The Sponsor Support Agreement shall be amended as follows:

(a)	Section 9 of the Sponsor Support Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“The Sponsor hereby agrees that immediately prior to the Effective Time, the Sponsor shall automatically be deemed to irrevocably transfer to SPAC, surrender and forfeit (and the Sponsor shall take all actions necessary to effect such transfer, surrender and forfeiture) for no consideration, the Sponsor Equity set forth on Schedule B.”

(b)	Schedule B of the Sponsor Support Agreement is hereby amended by deleting it in its entirety and replacing it the new Schedule B attached to this Amendment

2.	Miscellaneous.

(a)	Except as expressly provided in this Amendment, all of the terms and provisions in the Sponsor Support Agreement are and shall remain unmodified and in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Sponsor Support Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein.

(b)	Any reference to the Sponsor Support Agreement in the Sponsor Support Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Sponsor Support Agreement, as amended by this Amendment (or as the Sponsor Support Agreement may be further amended or modified in accordance with the terms thereof).

(c)	Each of the parties hereto acknowledges and agrees that such party has full power and authority to enter into this Amendment and has been duly authorized to do so. The execution, delivery and performance of this Amendment will not conflict with or breach any other agreement to which any of the parties or their respective assets are bound.

(d)	The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Sponsor Support Agreement, including Sections 13-19 thereof.

{Remainder of Page Intentionally Left Blank; Signature page follows}

Please indicate your agreement to the foregoing by signing in the space provided below.

HEALTHCARE CAPITAL SPONSOR LLC

By:	/s/ William Johns
Name:	William Johns
Title:	CFO

INSIDERS

/s/ David Milch
David Milch

/s/ William Johns
William Johns

/s/ Philip Baseil
Philip A. Baseil

/s/ Peter Kash
Peter Kash

/s/ Bruce Roberts
Bruce E. Roberts

[Signature Page to Amendment to Sponsor Support Agreement]

Acknowledged and Agreed:

HEALTHCARE CAPITAL CORP.

By:	/s/ William Johns
Name:	William Johns
Title:	CEO

Acknowledged and Agreed:

ALPHA TAU MEDICAL LTD.

By:	/s/ Uzi Sofer
Name:	Uzi Sofer
Title:	CEO

[Signature Page to Amendment to Sponsor Support Agreement]

Schedule B

Forfeited Equity

Founder Shares	Private Placement Warrants
4,709,375	4,658,000